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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 4, 2005

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-14450                  22-1916107
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(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

     125 Phillips Avenue, South Hackensack, New Jersey             07606
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          (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (201) 641-6600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE.

On March 4, 2005, the Registrant issued a press release announcing that it had received the requisite consents in its consent solicitation with respect to the its 9.875% Senior Subordinated Notes due 2007. A copy of this press release is being furnished as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

99.1 Press release dated March 4, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AEP INDUSTRIES INC.
                                               (Registrant)

Date March 4, 2005

                                               By: /s/ Lawrence R. Noll
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                                                   Lawrence R. Noll
                                                   Vice President and Controller

                                  EXHIBIT INDEX

Exhibit
Number                Description
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99.1      Press release dated March 4, 2005